UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 25, 2013 (March 22, 2013)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code        (615) 665-6000

          Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________

Item 8.01.    Other Events.

On March 24, 2013, Vanguard Health Systems, Inc. issued a press release stating that its Phoenix, Arizona health plan subsidiary, VHS Phoenix Health Plan, LLC (“PHP”), was not awarded an acute care program contract with the Arizona Health Care Cost Containment System for the three-year period commencing October 1, 2013. PHP is exploring all of its options concerning its failure to receive an acute care program contract, and filed a formal request on March 23, 2013 to receive a capped contract in Maricopa and Pima counties. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1 Press Release of Vanguard Health Systems, Inc., dated March 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 25, 2013	VANGUARD HEALTH SYSTEMS, INC. (Registrant)

By: /s/ James H. Spalding
James H. Spalding
Executive Vice President, General Counsel & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release of Vanguard Health Systems, Inc., dated March 24, 2013.